UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2024

PCT LTD

(Exact name of registrant as specified in its charter)

Nevada	000-31549	90-0578516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2126 Highway 9 E, Suite 5-B Longs, South Carolina	29568
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (843) 390-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officer.

(b)	Resignation of Executive Officer

On October 24, 2024, Gary J. Grieco stepped down from his position as Chairman of the Board and Chief Executive Officer of the Registrant. Mr. Grieco will remain as CEO of the Registrant’s wholly owned subsidiary, 21st Century Energy Solutions, Inc.

(c)	Resignation of Directors

On October 24, 2024, Greg W. Albers and Paul Branagan, Directors on the Registrant’s Board of Directors, resigned their positions.

(d)	Appointment of Executive Officer

Concurrent with Mr. Grieco stepping down from the position of Chairman of the Board and Chief Executive Officer, the Registrant appointed Arthur E. Abraham, its current CFO of the Registrant and President & CFO of PCT Corporation as the Registrant’s new Chairman of the Board and Chief Executive Officer of the Registrant.

(e)	Election of New Directors

A new Board of Directors will be appointed soon.

(f)	Transfer of Series B Preferred Stock

Series B Preferred stock is hereby transferred from Gary J. Grieco to Arthur E. Abraham.

Transfer from/to Name	Affiliation with the Company # of Voting Shares
Gary J. Grieco (from)	Chairman of the Board and CEO 500,000,000
Arthur E. Abraham (to)	Chairman of the Board and CEO 500,000,000

Pursuant to the Registrant’s existing Bylaws and the NRS, the holders of the issued and outstanding shares of Common Stock representing a majority of our voting power may approve and authorize the Actions by written consent as if such Actions were undertaken at a duly called and held meeting of stockholders. To significantly reduce the costs and management time involved in soliciting and obtaining proxies to approve the Actions, and to effectuate the Actions as early as possible, the Board elected to utilize, and did in fact obtain, the written consent of the voting stockholders. The written consent satisfies the stockholder approval requirement for the Actions. Accordingly, under the NRS and the Bylaws, no other approval by the Board or stockholders of the Registrant is required to affect the Actions.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCT LTD

By: /s/ Arthur E. Abraham

Arthur E. Abraham, CEO

Date: October 28, 2024